Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report, Amendment No. 2 of Magnum Hunter Resources Corporation (the “Company”) on Form 10-Q/A filed on November 16, 2012 for the quarter ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary C. Evans, chairman of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 16, 2012

/s/ Gary C. Evans

Gary C. Evans,
Chairman and Chief Executive Officer

In connection with the Amended Quarterly Report, Amendment No. 2 of Magnum Hunter Resources Corporation (the “Company”) on Form 10-Q/A filed on November 16, 2012 for the quarter ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald D. Ormand, chief financial officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 16, 2012

/s/ Ronald D. Ormand

Ronald D. Ormand,
Chief Financial Officer